Exhibit 99.1

AIkido Pharma Inc. DEVELOPING AND COMMERCIALIZING INNOVATIVE DRUG PLATFORMS FOR IMPROVING ANTICANCER AND ANTIVIRAL THERAPIES NASDAQ: AIKI Darrell Dotson, VP & General Counsel September 2020

Safe Harbor This presentation contains "forward - looking statements" within the meaning of the “safe - harbor” provisions of the Private Securi ties Litigation Reform Act of 1995. These statements are identified by the use of words “could”, “believe”, “anticipate”, “intend”, “estimate”, “expect”, “may”, “co ntinue”, “predict”, “potential” and similar expressions that are intended to identify forward - looking statements. Such statements involve known and unknown risks, uncertain ties and other factors that could cause the actual results of AIkido Pharma, (“ AIkido ” or “the Company”) to differ materially from the results expressed or implied by such statements, including changes to anticipated sources of revenues, future economic and competitive conditions, difficulties in developing the Compan y’s technology platforms, retaining and expanding the Company’s customer base, fluctuations in consumer spending on the Company’s products and other factors. Acc ord ingly, although the Company believes that the expectations reflected in such forward - looking statements are reasonable, there can be no assurance th at such expectations will prove to be correct. The Company disclaims any obligations to publicly update or release any revisions to the forward - looking informa tion contained in this presentation, whether as a result of new information, future events or otherwise, after the date of this presentation or to reflect the occ urr ence of unanticipated events except as required by law. NASDAQ: AIKI 2

Investment Highlights • We are a drug development company partnering with universities to treat cancer and viral infections • Strong Balance Sheet: Over $28 Million as of June 30, 2020 - No Debt - Nominal Outstanding Warrants • Market Opportunities: DHA - dFdC (Gem - DHA) for oral and/or IV cancer treatment licensed from UT at Austin: • Global gemcitabine market expected to reach >$900M by 2027 • CAGR of nearly 7% from 2019 to 2027 • Source: Transparency Market Research Pan - Viral Drug Design licensed from University of Maryland at Baltimore: • Preliminary proof of concept against coronavirus, flu, Ebola and others • Global flu drug market alone p rojected to reach $993.7M by 2026, with a CAGR of 2.2% • Source: Fortune Business Insights Solid tumor drug (G4 - 1) optioned from University of Kentucky and SRA funded by Aikido: • The global solid tumor cancer treatment market was valued at $121.3B in 2018 • E xpected to reach $ 424.6B by 2027 with CAGR of 15.0% from 2019 to 2027 • Source: ResearchAndMarkets NASDAQ: AIKI 3

Anticancer Therapy DHA - dFdC (Gem - DHA) NASDAQ: AIKI 4 Licensed to drug and novel oral formulation; published proof of concept in mice General Strategy: develop to a logical, profitable monetization exit point Manufacturing optimization well underway. We have hired: • Regulatory experts to assist in pursuing the FDA’s 505(b)(2) approval pathway • Contract manufacturing organization (CMO) for manufacturing, formulation, optimization • Chemistry, manufacturing, controls (CMC) firm for oversight of CMO, ensuring quality per FDA regs, developing chemistry research plan and formulation development/optimization, FDA required facility audits Current Status: • CMO optimizing manufacture of Gem - DHA; positive results so far • Formulation development to begin thereafter; both oral and IV formulations pursued in parallel • Limited animal testing to begin in the latter stages of formulation development • Will hire on contract research organization (CRO) for animal testing soon • Pre - IND meeting with FDA anticipated Q1 or Q2 2021 depending on formulation results

# Anticancer Therapy DHA-dFdC (Gem-DHA)

- Derivative of FDA-approved chemo drug gemcitabine
- Gem-DHA drug patent recently issued; expires 2035
- Solid lipid nanoparticles (SLNs) used for oral delivery
- Oral formulation patent application filed in June 2020
- Better activity than gemcitabine
- Safety profile promising in mice
- Greatly reduces drug resistance
- Unexpectedly concentrates in pancreas
- Robust published mouse data:
  - Naguib *et al.* (2016) *NeoPlasia* 18:33-48
  - Valdes *et al.* (2017) *Pharm. Res.* 34:1224-1232
  - Valdes *et al.* (2019) *Int. J. Pharm.* 570:118609
  - Valdes *et al.* (2020) *AAPS PharmSciTech* 21:77

Docosahexaenoic Acid (DHA)
Allows for oral
formulation using SLNs

Gemcitabine

FDA approved for:
Breast Cancer
NSCL Cancer
Ovarian Cancer
Pancreatic Cancer



O
HN
N
N
O
O
HO
HO
F
F

NASDAQ: AIKI 5

UMB Antiviral Program NASDAQ: AIKI 6 Pan - Viral Treatment Design – Corona, Influenza, Ebola • We have licensed and funded an SRA ($3M over 2 yr ) to discover new computer - designed panviral treatments • License includes patent applications on several candidates • Nonprovisional patent application filed in June 2020 • SRA funds optimization of licensed candidates • Lead scientist is well - known virologist Matthew B. Frieman, Ph.D. • Dr. Frieman is working to identify novel and repurposed drugs, antibodies and vaccines for Influenza virus, SARS - CoV , MERS - CoV and SARS - CoV - 2 inhibition • Source: https://www.medschool.umaryland.edu/profiles/Frieman - Matthew/ • We are working to increase our relationship with UMB and Dr. Frieman and add to our participation as opportunities arise.

# UMB Antiviral Program

## Pan-Viral Treatment Design – Corona, Influenza, Ebola

- SKI complex ID'd as a potential broad-spectrum antiviral target
- Initial data suggested functional link between viral proteins and SKI
- Computer modeling ID'd potential drug binding pockets on SKI
- Computer modeling to design compounds to bind SKI pockets
- Screening ID'd specific compounds that inhibit various viruses
- Inhibited viruses include influenza, Ebola and Corona

Sources: https://www.microbiologyresearch.org/content/journal/acmi/10.1099/acmi.ac2020.po0018

Weston et al. (July 2020) "The SKI complex is a broad-spectrum antiviral drug target" *J. Med. Microbiol.* 69:844-873

See also https://www.prnewswire.com/news-releases/aikido-pharma-inc-announces-key-progress-in-computational-approaches-to-identify-virus-treatments-including-coronavirus-301091089.html


SKI complex
RNA substrate
Ski2
Ski8
Ski3
Ski8
Ski7
Exosome
The SKI complex and the exosome form a joint substrate channel that shunts RNA from the helicase to the nuclease activity.

Source: https://www.cell.com/fulltext/S0092-8674(13)00888-X

*Cell* 2013 154814-826 DOI: (10.1016/j.cell.2013.07.017)

Halbach et al. (2013) "The Yeast Ski Complex: Crystal Structure and RNA Channeling to the Exosome Complex" *Cell* 154:814-826

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# UK G4-1 for Solid Tumor Treatment

- Option to license and $67.5K SRA to study 30-day survival in mice vs. competitor drugs
- First option allowed to lapse in favor of funding this study in exchange for another option
- Option lasts until 45 days after results reported to us (extendable)
- Computer-designed drug isolated from ~340,000 candidates
- Effective against solid tumors, unlike competitors
- Excellent metabolic stability profile relative to competitors
- Works in cancers already resistant to competitor drugs
- Patent subject to our Option expires 2035


O
S
O
O
N
N
O
HN
NH
$CF_3$

G4-1


Animal No
Treatment
1
2
3
4
5
Control
Carfilzomib
G4-1

Source: https://pubs.acs.org/doi/10.1021/jm501344n

Miller *et al.* (2015) *J. Med. Chem 68:2036-41*

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# Machine Learning Project with UTSW

## AI to Study Genetic Markers of Pancreatic Cancer
## Goal is Using Markers for Early Detection

- Focus on stages of pancreatic ductal adenocarcinoma
- Time and materials SRA with UTSW with max of $152K
- Further agreement with BCII Biotech Ltd. ($150K total)
  - Sister company to Cogia Biotech, a big-data, AI/ML company using AI algorithms in drug development*
  - Assist in developing AI and ML iterative models
  - Determine specific markers from six stages of PDA
- To date, 2762 candidate markers screened and 120 best markers identified in 5 cell types



CAUGHT TOO LATE
By the time most pancreatic cancers are diagnosed, the tumour has already spread (left). The earlier the disease is caught, the more effective treatments are at prolonging life (right).
Localized (primary site)
Regional (lymph nodes)
Distant (metastasized)
Unknown (unstaged)
8%
10%
29%
53%
Cancer stage at diagnosis
Five-year relative survival (%)
37.4
12.4
2.9
5.6

Source: US Natl Cancer Inst.
See also: Bender (2020) *Nature 579:S12-S13*
*doi: 10.1038/d41586-020-00846-3*

*See: https://www.cogia.de/en/cxm.html
https://www.linkedin.com/company/cogia-intelligence/
https://www.prnewswire.com/news-releases/aikido-pharma-executes-artificial-intelligence-and-machine-learning-research-agreement-with-cogia-biotech-ltd-301054142.html

NASDAQ: AIKI 9

# Wakeforest's KPC34 for AML and ALL

- Licensed to KPC34 for treatment of AML and ALL
- Small target patient populations:
  - Acute Myeloid Leukemia (AML) (~21K new/yr)
  - Acute Lymphoid Leukemia (~6K/yr)
- Eligible for Orphan Drug Designation, providing 7 years market exclusivity
- Global market:
  - AML: $701.6M in 2018, $1.54B (est.) in 2024, CAGR 14.0% (Source FinancialNewsMedia.com)
  - ALL: $2.3M in 2018, $3.5M (est.) by 2026, CAGR 5.3% (Source: Allied Market Research)


O
C15H31
HN
EtO
O
O-P-O
OH
NH2
N
N
O
O
F
OH
F

Gemcitabine

NASDAQ: AIKI

10

Capital Structure Cap Table Common Stock 34,920,219 Warrants 734,501 Options 88,950 Convertible Preferred Stock 688 NASDAQ: AIKI 11 Clean Capital Table Deminimus Outstanding Warrants & Preferred Stock Share price $0.75 52 - week range $0.48 - $5.52 Market Cap $24.7M Insider Holdings 5.6% As of August 13, 2020 Total Fully Diluted Shares 35,744,358

Summary Balance Sheets $ in thousands As of June 30, 2020 As of December 31, 2019 Cash and cash equivalents $29,144 $948 Total assets $32,463 $1,129 Current liabilities $676 $68 Total liabilities $969 $750 Total liabilities and stockholders’ equity $32,463 $11,282 Total debt $0 $0 NASDAQ: AIKI 12 Significant Operating Capital & No Debt

Contacts NASDAQ: AIKI 13 Company Contact Anthony Hayes , CEO Aikido Pharma Inc. Tel 703.992.9325 | www.aikidopharma.com Investor Relations Brett Maas , Managing Director Hayden IR Tel 646.536.7331 | www.haydenir.com